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                                                                    Exhibit 24.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of our report dated January 17, 1997, incorporated by reference in Chattem, Inc.'s Form 10-K for the year ended November 30, 1996, and to all references to our firm included in this registration statements.


/s/ Arthur Andersen LLP


Chattanooga, Tennessee
July 9, 1997